UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026 (August 19, 2026)

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 25, 2026, reAlpha Tech Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that on August 19, 2026, the Company completed its previously announced acquisition of InstaMortgage Inc., a California corporation (“InstaMortgage”), pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of August 17, 2026.

Subsequently, on September 23, 2026, the Company filed an amendment to the Original Form 8-K (“Amendment No. 1”) to include (i) the financial statements of InstaMortgage required by Item 9.01(a) of Form 8-K, and (ii) the unaudited pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K, each of which was excluded from the Original Form 8-K in reliance on the instructions to such items, and to file a consent from FM Financial Services LLC (“FM Financial”).

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) to the Original Form 8-K is being filed solely to (i) replace Exhibit 99.1 to Amendment No. 1 in its entirety to remove an inadvertent reference to the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, from the “Basis for Opinion” paragraph of FM Financial’s audit report included therein, and (ii) file an updated consent of FM Financial to the incorporation by reference of such audit report into certain of the Company’s registration statements. The correction does not affect FM Financial’s opinion or the financial statements and notes thereto included in Exhibit 99.1, and the date of FM Financial’s audit report has not changed. Except as described above, this Amendment No. 2 does not amend, modify or update any other disclosure contained in the Original Form 8-K or Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited consolidated financial statements of InstaMortgage for the year ended December 31, 2025, the period of August 1, 2024 to December 31, 2025, and the year ended July 31, 2024, are filed as Exhibit 99.1 to this Amendment No. 2 and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of FM Financial Services LLC.
99.1	Audited consolidated financial statements of InstaMortgage Inc. for the year ended December 31, 2025, the period of August 1, 2024 to December 31, 2025, and the year ended July 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2026	reAlpha Tech Corp.

	By:	/s/ Michael J. Logozzo
Michael J. Logozzo
Chief Executive Officer

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